UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2003

SANGAMO BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware

000-30171

68-0359556

(State or other jurisdiction)	(Commission File Number of incorporation)	(I.R.S. Employer Identification No.)

501 Canal Blvd., Suite A100 Richmond, California 94804
(Address of principal executive offices)

(510) 970-6000
(Registrant’s telephone number, including area code)

ITEM 7.                                                     EXHIBITS

(c)                                  Exhibits

99.1                           Press Release of Sangamo BioSciences, Inc. dated July 28, 2003 reporting Sangamo BioSciences, Inc.’s financial results for the second quarter of 2003.

ITEM 12.                                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 28, 2003, Sangamo BioSciences, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 28, 2003
SANGAMO BIOSCIENCES, INC.

	By:	/s/ EDWARD O. LANPHIER II
Edward O. Lanphier II
President, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Sangamo BioSciences, Inc. dated July 28, 2003 reporting Sangamo BioSciences, Inc.’s financial results for the second quarter of 2003.